UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon Large Cap Equity Fund’s (the “fund”) Class A shares achieved a total return of −24.12%, Class C shares returned −24.43%, Class I shares returned −24.00% and Class Y shares returned −23.97%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of −19.96% for the same period.2

U.S. stocks lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index, largely due to stock selection in information technology and, to a lesser extent, consumer staples and materials.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior, relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Mounting Inflation Poses an Economic Challenge

The start of 2022 was the most challenging period faced by equity investors since the outbreak of the COVID-19 pandemic more than two years ago. While Russia’s invasion of Ukraine at the end of February was the defining geopolitical and economic event and an obvious catalyst for equity market weakness, equity indices had already been under considerable pressure throughout January. The proximate cause was tightening U.S. monetary policy, as the Fed, having been slow to act in addressing inflationary pressures, signaled that U.S. interest-rate increases would now come earlier and potentially be more aggressive than previously indicated. This course of action drove government bond yields steeply higher and, in the equity market, put acute pressure on higher-multiple equities.

Worries regarding a shift in global monetary policy continued to weigh on equities, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed coronavirus-related lockdowns in China also weighed on investor sentiment earlier in the period, given the implications for economic growth and supply chains. The risk of recession loomed toward the end of the review period amid concerns regarding a more aggressive, Fed-led global tightening cycle in response to heightened inflation.

Information Technology Selections Detract from Relative Returns

The fund’s performance relative to the Index suffered most significantly due to disappointing stock selections in the information technology sectors, where investor sentiment turned against richly valued, growth-oriented issues, many of which previously benefited from pandemic-related conditions. Software-related holdings, such as Atlassian, suffered notably sharp declines as they tend to be especially vulnerable to rising interest rates. Other weak holdings within information technology included electronic payment-related services providers PayPal Holdings and Block, and cyclically sensitive semiconductor company Micron Technology. A few holdings in other sectors also undermined the fund’s performance relative to the benchmark, although to a lesser degree.

In the consumer staples sector, the fund’s position in tobacco company Altria Group underperformed due to an emerging competitive threat and possible regulatory moves to restrict or stop the sales of e-cigarette company Juul, an Altria Group subsidiary. In the materials sectors, chemicals holdings, such as DuPont de Nemours, also underperformed.

Conversely, the fund’s health care holdings outperformed the benchmark, largely due to relatively strong returns from services companies. Most notably, health care plan provider Centene benefited from the reopening of the economy and improving job market, and the company’s ability to maintain profit margins by increasing prices to offset inflationary impacts on costs. In energy, the only benchmark sector to generate positive returns during the period, returns benefited from good stock selection led by holdings of oil & gas exploration & production company Pioneer Natural Resource. Pioneer benefited from sharply higher oil & gas prices and from the company’s disciplined capital allocation strategy, paying out a significant proportion of its profits in shareholder dividends. Among industrials holdings, shares in aerospace & defense contractor Raytheon Technologies gained ground due to an improving backdrop in the aerospace industry and potential for increased defense expenditures due to the war in Ukraine.

Maintaining a Defensive Posture in a Challenging Environment

The immediate outlook for the U.S. equity market has been clouded by a number of headwinds of late, which include concerns regarding the economic backdrop exacerbated by the impacts of the ongoing conflict in Ukraine, the apparent desire of central banks to persevere in a change in monetary policy regime, and the spread of COVID-19 in China and consequent lockdowns. As the Fed weighs the need to curb inflation against the risk of plunging the economy into recession, the course policy makers choose to take will continue to be important for valuations.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In light of these conditions, as of June 30, 2022, the fund is maintaining a generally defensive position. Key overweight positions include energy, health care and industrials. In energy, we believe the prevailing oil & gas supply/demand imbalance appears likely to persist after more than a decade of underinvestment in capacity. In health care, we are focusing on services providers positioned to generate healthy earnings and cash flow in a volatile economic environment. Among industrials, the fund has emphasized aerospace companies leveraged to strong travel demand and economic reopening, as well as areas positioned to benefit from the resolution of supply-chain problems, such as automobile production. On the other hand, the fund holds underweight exposure to the information technology and consumer discretionary sectors, where equity prices are challenged by high valuations, rising interest rates and difficult comparisons to pandemic-era performance.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 29, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.54	$8.05	$3.36	$3.23
Ending value (after expenses)	$758.80	$755.70	$760.00	$760.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.21	$9.25	$3.86	$3.71
Ending value (after expenses)	$1,019.64	$1,015.62	$1,020.98	$1,021.12
†

Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.85% for Class C, .77% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - 1.7%
Tesla	16,237	[a]	10,934,321
Banks - 3.2%
Bank of America	132,327		4,119,339
JPMorgan Chase & Co.	89,997		10,134,562
Truist Financial	144,365		6,847,232
			21,101,133
Capital Goods - 8.0%
Deere & Co.	27,276		8,168,344
Eaton	58,388		7,356,304
Honeywell International	48,357		8,404,930
Illinois Tool Works	48,168		8,778,618
Raytheon Technologies	166,953		16,045,853
Trane Technologies	32,194		4,181,035
			52,935,084
Consumer Durables & Apparel - .8%
NIKE, Cl. B	50,289		5,139,536
Consumer Services - 2.5%
Las Vegas Sands	152,450	[a]	5,120,795
Marriott International, Cl. A	36,241		4,929,138
McDonald's	27,457		6,778,584
			16,828,517
Diversified Financials - 6.1%
Ameriprise Financial	34,239		8,137,925
CME Group	47,608		9,745,358
S&P Global	26,912		9,070,959
Synchrony Financial	230,299		6,360,858
Voya Financial	119,924	[b]	7,139,076
			40,454,176
Energy - 6.7%
Baker Hughes	315,701		9,114,288
Chevron	54,756		7,927,574
Pioneer Natural Resources	76,593		17,086,366
Valero Energy	96,751		10,282,696
			44,410,924
Food & Staples Retailing - 1.1%
Costco Wholesale	15,363		7,363,179
Food, Beverage & Tobacco - 3.2%
Altria Group	177,300		7,405,821
The Coca-Cola Company	219,208		13,790,375
			21,196,196

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Health Care Equipment & Services - 7.8%
Abbott Laboratories	104,638		11,368,919
Centene	99,703	[a]	8,435,871
CVS Health	96,150		8,909,259
UnitedHealth Group	44,556		22,885,298
			51,599,347
Household & Personal Products - 2.5%
The Estee Lauder Companies, Cl. A	40,951		10,428,991
The Procter & Gamble Company	43,149		6,204,395
			16,633,386
Insurance - 1.5%
American International Group	195,943		10,018,566
Materials - 2.2%
Celanese	67,900		7,985,719
DuPont de Nemours	112,388		6,246,525
			14,232,244
Media & Entertainment - 5.9%
Alphabet, Cl. A	11,867	[a]	25,861,278
Live Nation Entertainment	39,449	[a]	3,257,698
Meta Platforms, Cl. A	60,239	[a]	9,713,539
			38,832,515
Pharmaceuticals Biotechnology & Life Sciences - 9.4%
AbbVie	115,636		17,710,810
Danaher	37,043		9,391,141
Eli Lilly & Co.	36,406		11,803,917
Horizon Therapeutics	69,277	[a]	5,525,534
Pfizer	192,901		10,113,799
Thermo Fisher Scientific	13,929		7,567,347
			62,112,548
Real Estate - 2.7%
American Tower	47,910	[c]	12,245,317
Equinix	8,162	[c]	5,362,597
			17,607,914
Retailing - 2.7%
Amazon.com	133,767	[a]	14,207,393
The Home Depot	13,104		3,594,034
			17,801,427
Semiconductors & Semiconductor Equipment - 7.6%
Advanced Micro Devices	93,457	[a]	7,146,657
Broadcom	18,600		9,036,066
KLA	35,709		11,394,028
Micron Technology	183,400		10,138,352
NVIDIA	83,351		12,635,178
			50,350,281

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 10.7%
Accenture, Cl. A		13,861		3,848,507
CrowdStrike Holdings, CI. A		32,931	[a]	5,550,849
Mastercard, Cl. A		40,967		12,924,269
Microsoft		159,243		40,898,380
PayPal Holdings		50,501	[a]	3,526,990
The Trade Desk, Cl. A		84,945	[a]	3,558,346
				70,307,341
Technology Hardware & Equipment - 4.4%
Apple		162,953		22,278,934
Seagate Technology Holdings		93,541		6,682,569
				28,961,503
Telecommunication Services - 3.8%
AT&T		334,910		7,019,714
T-Mobile US		131,945	[a]	17,751,880
				24,771,594
Transportation - 1.5%
CSX		225,332		6,548,148
FedEx		14,174		3,213,388
				9,761,536
Utilities - 3.8%
Exelon		216,940		9,831,721
NextEra Energy		84,659		6,557,686
Public Service Enterprise Group		133,618		8,455,347
				24,844,754
Total Common Stocks (cost $466,615,407)				658,198,022
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,601,804)	1.48	1,601,804	[d]	1,601,804
Total Investments (cost $468,217,211)		100.1%		659,799,826
Liabilities, Less Cash and Receivables		(.1%)		(436,984)
Net Assets		100.0%		659,362,842

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $7,067,640 and the value of the collateral was $7,258,721, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.6
Health Care	17.2
Financials	10.9
Communication Services	9.6
Industrials	9.5
Consumer Discretionary	7.7
Consumer Staples	6.9
Energy	6.7
Utilities	3.8
Real Estate	2.7
Materials	2.2
Investment Companies	.3
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	1,603,914	61,116,651	(61,118,761)	1,601,804	2,508
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	13,125,789	(13,125,789)	-	8,140	††
Total - .3%	1,603,914	74,242,440	(74,244,550)	1,601,804	10,648

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,067,640)—Note 1(b):
Unaffiliated issuers	466,615,407	658,198,022
Affiliated issuers	1,601,804	1,601,804
Receivable for investment securities sold		6,790,446
Dividends and securities lending income receivable		504,259
Receivable for shares of Common Stock subscribed		332,700
Prepaid expenses		28,456
		667,455,687
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		423,039
Payable for investment securities purchased		6,876,419
Payable for shares of Common Stock redeemed		739,317
Directors’ fees and expenses payable		3,812
Interest payable—Note 2		1,871
Other accrued expenses		48,387
		8,092,845
Net Assets ($)		659,362,842
Composition of Net Assets ($):
Paid-in capital		438,624,685
Total distributable earnings (loss)		220,738,157
Net Assets ($)		659,362,842

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,939,120	599,306	81,003,162	558,821,254
Shares Outstanding	982,901	31,340	3,859,761	26,692,927
Net Asset Value Per Share ($)	19.27	19.12	20.99	20.94

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,843,532
Affiliated issuers	2,508
Income from securities lending—Note 1(b)	8,140
Total Income	5,854,180
Expenses:
Management fee—Note 3(a)	2,774,484
Shareholder servicing costs—Note 3(c)	54,701
Professional fees	45,395
Registration fees	32,768
Directors’ fees and expenses—Note 3(d)	24,200
Chief Compliance Officer fees—Note 3(c)	11,497
Custodian fees—Note 3(c)	9,710
Loan commitment fees—Note 2	6,737
Prospectus and shareholders’ reports	6,068
Distribution fees—Note 3(b)	3,408
Interest expense—Note 2	3,158
Miscellaneous	14,159
Total Expenses	2,986,285
Less—reduction in expenses due to undertaking—Note 3(a)	(1,226)
Net Expenses	2,985,059
Net Investment Income	2,869,121
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	29,776,067
Net change in unrealized appreciation (depreciation) on investments	(248,640,913)
Net Realized and Unrealized Gain (Loss) on Investments	(218,864,846)
Net (Decrease) in Net Assets Resulting from Operations	(215,995,725)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	2,869,121	4,450,238
Net realized gain (loss) on investments	29,776,067	162,485,665
Net change in unrealized appreciation (depreciation) on investments	(248,640,913)	51,596,301
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,995,725)	218,532,204
Distributions ($):
Distributions to shareholders:
Class A	(1,505,006)	(3,575,185)
Class C	(57,546)	(156,535)
Class I	(5,313,615)	(12,950,052)
Class Y	(40,752,028)	(99,940,104)
Total Distributions	(47,628,195)	(116,621,876)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,633,150	3,214,046
Class C	7,630	73,278
Class I	12,376,751	19,106,258
Class Y	51,821,133	71,689,821
Distributions reinvested:
Class A	1,358,447	3,201,311
Class C	57,546	156,395
Class I	4,937,221	11,878,361
Class Y	19,960,685	46,358,433
Cost of shares redeemed:
Class A	(4,479,559)	(4,371,132)
Class C	(385,352)	(593,316)
Class I	(11,320,826)	(25,455,162)
Class Y	(74,500,902)	(156,430,827)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,465,924	(31,172,534)
Total Increase (Decrease) in Net Assets	(262,157,996)	70,737,794
Net Assets ($):
Beginning of Period	921,520,838	850,783,044
End of Period	659,362,842	921,520,838

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	74,706	120,106
Shares issued for distributions reinvested	56,344	123,267
Shares redeemed	(200,688)	(164,859)
Net Increase (Decrease) in Shares Outstanding	(69,638)	78,514
Class Ca
Shares sold	304	2,631
Shares issued for distributions reinvested	2,401	6,041
Shares redeemed	(17,369)	(21,501)
Net Increase (Decrease) in Shares Outstanding	(14,664)	(12,829)
Class Ib
Shares sold	498,556	671,231
Shares issued for distributions reinvested	188,156	422,671
Shares redeemed	(448,398)	(883,859)
Net Increase (Decrease) in Shares Outstanding	238,314	210,043
Class Yb
Shares sold	2,050,719	2,514,423
Shares issued for distributions reinvested	762,732	1,653,265
Shares redeemed	(3,116,103)	(5,498,378)
Net Increase (Decrease) in Shares Outstanding	(302,652)	(1,330,690)

[a]

During the period ended June 30, 2022, 6,000 Class C shares representing $128,106 were automatically converted to 5,961 Class A shares and during the period ended December 31, 2021, 579 Class C shares representing $16,055 were automatically converted to 579 Class A shares.

[b]

During the period ended June 30, 2022, 402,077 Class Y shares representing $9,730,537 were exchanged for 401,099 Class I shares and during the period ended December 31, 2021, 563,399 Class Y shares representing $15,990,454 were exchanged for 562,405 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.96	24.31	20.60	16.72	20.43	17.06
Investment Operations:
Net investment income[a]	.05	.06	.10	.12	.08	.10
Net realized and unrealized gain (loss) on investments	(6.25)	6.43	4.51	4.73	(1.20)	4.07
Total from Investment Operations	(6.20)	6.49	4.61	4.85	(1.12)	4.17
Distributions:
Dividends from net investment income	-	(.05)	(.14)	(.14)	(.08)	(.10)
Dividends from net realized gain on investments	(1.49)	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(1.49)	(3.84)	(.90)	(.97)	(2.59)	(.80)
Net asset value, end of period	19.27	26.96	24.31	20.60	16.72	20.43
Total Return (%)[b]	(24.12)[c]	27.39	23.38	29.30	(5.78)	24.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[d]	1.03	1.07	1.09	1.08	1.10
Ratio of net expenses to average net assets	1.04[d]	1.03	1.07	1.09	1.08	1.09
Ratio of net investment income to average net assets	.43[d]	.21	.50	.64	.39	.52
Portfolio Turnover Rate	26.77[c]	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	18,939	28,372	23,680	4,769	3,866	4,220

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	26.87	24.39	20.73	16.85	20.66	17.28
Investment Operations:
Net investment (loss)[a]	(.05)	(.16)	(.07)	(.03)	(.09)	(.04)
Net realized and unrealized gain (loss) on investments	(6.21)	6.43	4.51	4.74	(1.21)	4.12
Total from Investment Operations	(6.26)	6.27	4.44	4.71	(1.30)	4.08
Distributions:
Dividends from net investment income	-	-	(.02)	-	-	-
Dividends from net realized gain on investments	(1.49)	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(1.49)	(3.79)	(.78)	(.83)	(2.51)	(.70)
Net asset value, end of period	19.12	26.87	24.39	20.73	16.85	20.66
Total Return (%)[b]	(24.43)[c]	26.38	22.41	28.30	(6.65)	23.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[d]	1.83	1.96	2.11	2.05	1.98
Ratio of net expenses to average net assets	1.85[d]	1.83	1.90	1.90	1.90	1.84
Ratio of net investment (loss) to average net assets	(.42)[d]	(.58)	(.34)	(.18)	(.42)	(.23)
Portfolio Turnover Rate	26.77[c]	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	599	1,236	1,435	248	212	227

a Based on average shares outstanding.

b Exclusive of sales charge.

C Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	29.19	26.05	21.96	17.78	21.57	17.96
Investment Operations:
Net investment income[a]	.09	.14	.18	.19	.16	.16
Net realized and unrealized gain (loss) on investments	(6.79)	6.92	4.84	5.03	(1.29)	4.30
Total from Investment Operations	(6.70)	7.06	5.02	5.22	(1.13)	4.46
Distributions:
Dividends from net investment income	(.01)	(.13)	(.17)	(.21)	(.15)	(.15)
Dividends from net realized gain on investments	(1.49)	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(1.50)	(3.92)	(.93)	(1.04)	(2.66)	(.85)
Net asset value, end of period	20.99	29.19	26.05	21.96	17.78	21.57
Total Return (%)	(24.00)[b]	27.76	23.83	29.66	(5.54)	24.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.76	.78	.78	.78	.79
Ratio of net expenses to average net assets	.77[c]	.76	.78	.78	.78	.79
Ratio of net investment income to average net assets	.72[c]	.49	.83	.95	.71	.82
Portfolio Turnover Rate	26.77[b]	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	81,003	105,705	88,881	57,581	48,988	49,475

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	29.12	26.01	21.94	17.76	21.56	17.95
Investment Operations:
Net investment income[a]	.09	.15	.19	.20	.16	.17
Net realized and unrealized gain (loss) on investments	(6.77)	6.89	4.82	5.03	(1.29)	4.31
Total from Investment Operations	(6.68)	7.04	5.01	5.23	(1.13)	4.48
Distributions:
Dividends from net investment income	(.01)	(.14)	(.18)	(.22)	(.16)	(.17)
Dividends from net realized gain on investments	(1.49)	(3.79)	(.76)	(.83)	(2.51)	(.70)
Total Distributions	(1.50)	(3.93)	(.94)	(1.05)	(2.67)	(.87)
Net asset value, end of period	20.94	29.12	26.01	21.94	17.76	21.56
Total Return (%)	(23.97)[b]	27.73	23.83	29.78	(5.55)	25.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[c]	.74	.75	.75	.74	.76
Ratio of net expenses to average net assets	.74[c]	.74	.75	.75	.74	.76
Ratio of net investment income to average net assets	.74[c]	.51	.86	.98	.73	.85
Portfolio Turnover Rate	26.77[b]	35.32	30.72	50.52	56.74	39.19
Net Assets, end of period ($ x 1,000)	558,821	786,208	736,787	587,949	497,063	551,954

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	658,198,022	-	-	658,198,022
Investment Companies	1,601,804	-	-	1,601,804

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $1,110 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $12,012,151 and long-term capital gains $104,609,725. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2022 was approximately $341,436 with a related weighted average annualized interest rate of 1.87%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had undertaken from January 1, 2021 through April 29, 2022 to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1, Shareholder Services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The Adviser has undertaken from April 30, 2022 through April 29, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expenses described above) exceed ..75% of the value of the fund’s average daily net assets. On or after April 29, 2023, the Adviser may terminate the expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,226 during the period ended June 30, 2022.

During the period ended June 30, 2022, the Distributor retained $728 from commissions earned on sales of the fund’s Class A shares and $789 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2022, Class C shares were charged $3,408 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2022, Class A and Class C shares were charged $29,309 and $1,136, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $11,730 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $9,710 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $399,430, Distribution Plan fees of $401, Shareholder Services Plan fees of $4,264, Custodian fees of $10,000, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $3,853, which are offset against an expense reimbursement currently in effect in the amount of $1,152.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2022, amounted to $214,723,067 and $257,165,686, respectively.

At June 30, 2022, accumulated net unrealized appreciation on investments was $191,582,615, consisting of $214,554,695 gross unrealized appreciation and $22,972,080 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking highest in the Performance Group for the two-year period), except the one-year period when total return performance was at the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 29, 2023, to waive receipt of its fee and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio managers that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6535SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)